Exhibit 10.10(xii)

SEVENTH AMENDMENT TO SECOND AMENDED AND RESTATED RECEIVABLES

PURCHASE AGREEMENTS

SEVENTH AMENDMENT TO SECOND AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENTS dated as of May 28, 2003 (this “Amendment”) among G-P Receivables, Inc., as the seller (the “Seller”), Georgia-Pacific Corporation, as collection agent (the “Collection Agent”), Blue Ridge Asset Funding Corporation (“Blue Ridge”), Corporate Receivables Corporation (“CRC”), Corporate Asset Funding Company, Inc. (“CAFCO”), Gotham Funding Corporation, as assignee of Victory Receivables Corporation (“Gotham”), Special Purpose Accounts Receivable Cooperative Corporation (“SPARC” and, together with Blue Ridge, CRC, CAFCO and Gotham, the “Purchasers”), Canadian Imperial Bank of Commerce (“CIBC”), Citibank, N.A. (“Citibank”), The Bank of Tokyo-Mitsubishi, Ltd. (New York Branch) (“BTM”), Wachovia Bank, National Association (“Wachovia” and, together with CIBC, Citibank and BTM, the “Secondary Purchasers”) and Citicorp North America, Inc., as administrative agent (the “Administrative Agent”).

WITNESSETH

WHEREAS, the Seller, the Collection Agent, the Purchasers and the Administrative Agent entered into that certain Second Amended and Restated Receivables Purchase Agreement dated as of December 19, 2001, as amended (the “Primary Purchase Agreement”);

WHEREAS, the Seller, the Collection Agent, the Secondary Purchasers and the Administrative Agent entered into that certain Second Amended and Restated Receivables Purchase Agreement dated as of December 19, 2001, as amended (the “Secondary Purchase Agreement” and, together with the Primary Purchase Agreement, the “Agreements”); and

WHEREAS, the parties hereto wish to amend the Agreements in the manner and on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants herein contained, the parties hereto agree as follows:

SECTION 1. DEFINED TERMS.

Unless otherwise defined herein, the capitalized terms used herein shall have the meanings assigned to such terms in the Agreements.

SECTION 2. AMENDMENTS TO THE PRIMARY PURCHASE AGREEMENT.

(a) Section 1.01 of the Primary Purchase Agreement is hereby amended by inserting the following definition in its proper alphabetical sequence:

“Debt Rating” means, on any date, (a) the rating, as most recently publicly announced by Moody’s, applicable to the Specified Debt of Georgia-Pacific most comparable to the Obligations (as defined in the Georgia-Pacific Credit Agreement) of Georgia-Pacific under the Georgia-Pacific Credit Agreement, taking into account all credit support therefor as determined by the Administrative Agent, the Purchasers and the Secondary Purchasers (it being agreed that, from and including April 1, 2003 to, but excluding, the date on which any contrary determination is made by the Administrative Agent, the Purchasers and the Secondary Purchasers, such rating shall be Georgia-Pacific’s senior implied issuer rating) and (b) the rating, as most recently publicly announced by S&P, applicable to the Specified Debt of Georgia-Pacific most comparable to the Obligations (as defined in the Georgia-Pacific Credit Agreement) of Georgia-Pacific under the Georgia-Pacific Credit Agreement, taking into account all credit support therefor as determined by the Administrative Agent, the Purchasers and the Secondary Purchasers (it being agreed that, from and including April 1, 2003 to, but excluding, the date on which any contrary determination is made by the Administrative Agent, the Purchasers and the Secondary Purchasers, such rating shall be the rating of Georgia-Pacific’s senior unsecured debt); provided, however, that if such a rating is available from only one of Moody’s or S&P, the applicable Investor Rate or fee to be determined based on such rating shall be determined solely by reference to such one rating.

(b) The definition of “Downgrade Event” in Section 1.01 of the Primary Purchase Agreement is hereby deleted in its entirely and replaced with the following:

“Downgrade Event” means Georgia-Pacific’s Debt Rating shall be withdrawn or shall fall below (i) “BBB-” (but not below “BB+”) by S&P and “Baa3” (but not below “Bal”) by Moody’s or (ii) “BB+” by S&P or “Bal” by Moody’s.

(c) The definition of “Investor Rate” in Section 1.01 of the Primary Purchase Agreement is hereby amended by deleting clause (a)(iii) thereof in its entirety and inserting the following in replacement thereof:

(iii) the weighted average, determined on such day, of the Adjusted LIBOR Rate on such day, plus the per annum rate set forth below opposite the lower of the Debt Ratings of Georgia-Pacific from Moody’s and S&P from time to time, to the extent that such Purchaser has any borrowings outstanding under a Liquidity Facility on such day or such Purchaser is the provider of such Liquidity Facility, on the basis of a 360-day year:

Debt Rating from S&P	Debt Rating from Moody’ s	Applicable Margin
BBB or higher	Baa2 or higher	1.350%
BBB-	Baa3	1.550%
BB+	Ba1	1.825%
BB	Ba2	2.150%
BB-	Ba3	2.400%
B+ or lower (or if no Debt Rating is available from S&P)	B1 or lower (or if no Debt Rating is available from Moody’s)	3.000%

(d) Section 5.01 of the Primary Purchase Agreement is hereby amended by (A) deleting clause (ix) of paragraph (j) thereof in its entirety and inserting in replacement thereof the following:

(ix) an Interim Activity Report beginning no later than 7 days following the date on which a Downgrade Event occurs and at weekly intervals thereafter (or at such more frequent intervals as may be requested by the Administrative Agent at the direction of the Required Purchasers) for so long as a Downgrade Event is continuing; provided, that if Georgia-Pacific’s Debt Rating shall fall below “BB+” by S&P or “Bal” by Moody’s, at the request of the Administrative Agent made upon the direction of the Required Purchasers, such Interim Activity Report shall be provided at daily intervals for so long as any such conditions for daily reporting continue to be satisfied; provided, further, that if Georgia-Pacific’s Debt Rating shall be withdrawn or shall fall below “BB-” by S&P or “Ba3” by Moody’s, such Interim Activity Report shall be provided at daily intervals, without any action by the Administrative Agent or the Required Purchasers, for so long as any such conditions for daily reporting continue to be satisfied. The initial Interim Activity Report will cover the period since the most recent Investor Report and each subsequent Interim Activity Report will cover the period since the prior Interim Activity Report;

(B) deleting clause (y) thereof in its entirety and inserting in replacement thereof the following:

(y) Coverage Ratio. The Seller shall not permit at any time the Receivable Interests of any Purchaser to exceed such Purchaser’s Pro Rata Share or the Aggregate Receivable Interest of all of the Purchasers to exceed 100%; provided, that at any time during which both (i) a Downgrade Event has occurred and is continuing and (ii) the

Interim Activity Report is not being provided at daily intervals, the Seller shall not permit the Aggregate Receivable Interest of all of the Purchasers to exceed 97.5%.

and (C) deleting clause (aa) thereof in its entirety and inserting the following new clause (aa) in replacement thereof:

(aa) Modification of Terms. The Seller agrees that, if within 30 days of the delivery of the Investor Report prepared for the June 2003 period, the Required Purchasers determine, in their sole discretion, that the Events of Termination in Section 7.01(j), the definition of Eligible Receivable or the Reserve are no longer reasonable or protective and so notify the Seller in writing before the expiration of such 30-day period, the Purchasers may modify the provisions of such Section 7.0l(j), the definition of Eligible Receivable or the Reserve with the consent of the Seller (which consent shall not be unreasonably withheld or delayed).

SECTION 3. AMENDMENT TO SECONDARY PURCHASE AGREEMENT

The definition of “Investor Rate” in Section 1.01 of the Secondary Purchase Agreement is hereby amended by deleting paragraph (a) thereof in its entirety and inserting the following in replacement thereof:

(a) a rate equal to the weighted average of the Adjusted LIBOR Rate for the Fixed Periods occurring within such Settlement Period or portion thereof, plus the per annum rate set forth below opposite the lower of the Debt Ratings of Georgia-Pacific from Moody’s and S&P from time to time, notified to the Seller and the Collection Agent by a Secondary Purchaser on the first day of each of such Fixed Periods, or such other rate as such Secondary Purchaser and the Seller shall agree in writing:

Debt Rating from S&P	Debt Rating from Moody’s	Applicable Margin
BBB or higher	Baa2 or higher	1.350%
BBB-	Baa3	1.550%
BB+	Ba1	1.825%
BB	Ba2	2.150%
BB-	Ba3	2.400%
B+ or lower (or if no Debt Rating is available from S&P)	B1 or lower (or if no Debt Rating is available from Moody’s)	3.000%

SECTION 4. COVENANTS

(a) Notwithstanding anything to the contrary in the Agreements, the Seller and Georgia-Pacific hereby covenant and agree for the benefit of the Purchasers, the Secondary Purchasers and the Administrative Agent that, on or before July 15, 2003 (or such other date as may be agreed to by the Seller, Georgia-Pacific and the Administrative Agent), the Seller and Georgia-Pacific shall permit each Purchaser, each Secondary Purchaser and the Administrative Agent, or their respective agents or representatives, to visit and inspect the offices and properties of the Seller and Georgia-Pacific for the purpose of (i) examining and making copies of and abstracts from all Records in the possession or under the control of the Seller or Georgia-Pacific relating to Pool Receivables and the Related Security, including, without limitation, the related Contracts, (ii) discussing matters relating to the Seller’s and Georgia-Pacific’s financial condition or the Pool Receivables and the Related Security or the Seller’s or Georgia-Pacific’s performance hereunder or under the Contracts with any of the officers or employees of the Seller or Georgia-Pacific having knowledge of such matters and (iii) determining whether the servicing (including, without limitation, the allocation of the Collections) has been conducted in compliance with the terms of the Agreements. In the event that the findings of the Purchasers, the Secondary Purchasers and the Administrative Agent as a result of such examination and discussions are not reasonably satisfactory to any Purchaser, Secondary Purchaser or the Administrative Agent, such Purchaser, Secondary Purchaser or the Administrative Agent, as the case may be, shall so notify Georgia-Pacific and Georgia-Pacific shall promptly, but in any event not later than 30 days after the receipt of such notice by Georgia-Pacific, propose a definitive plan for addressing any deficiencies cited by such Purchaser, Secondary Purchaser or the Administrative Agent, as applicable, which plan shall be satisfactory in form and substance to the Required Purchasers and the Required Secondary Purchasers.

(b) The failure by the Seller or Georgia-Pacific to satisfy any of the covenants set forth in paragraph (a) of this Section 4 shall constitute an Event of Termination under the Agreements.

SECTION 5. CONDITIONS PRECEDENT.

This Amendment and the amendments to the Agreements shall be effective on the first date on which the Administrative Agent shall have received the following, each in form and substance satisfactory to the Administrative Agent:

(a) This Amendment, executed by each of the parties hereto; and

(b) An executed fee letter among the Seller, Georgia-Pacific, the Purchasers, the Secondary Purchasers and the Administrative Agent with respect to the payment of certain fees.

SECTION 6. EXPENSES.

The Seller and the Collection Agent jointly and severally agree to pay on demand all reasonable costs and expenses actually incurred in connection with the preparation, execution, delivery and administration of this Amendment, including, without limitation, the reasonable fees and disbursements of outside counsel to the Purchasers, the Secondary Purchasers and the Administrative Agent and the reasonable due diligence expenses of the Purchasers, the Secondary Purchasers and the Administrative Agent or their respective agents or representatives. For the avoidance of doubt, any reasonable costs and expenses actually incurred by any Purchaser, any Secondary Purchaser, the Administrative Agent or any agent or representative of or outside counsel to any of the foregoing in connection with the visitation and inspection of the offices and properties of the Seller and Georgia-Pacific pursuant to Section 4(a) hereof shall be among the costs and expenses for which the Seller and the Collection Agent are responsible pursuant to this Section 6.

SECTION 7. EXECUTION IN COUNTERPARTS.

This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original, and all of which counterparts, when taken together, shall constitute but one and the same agreement.

SECTION 8. GOVERNING LAW.

THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

SECTION 9. SEVERABILITY OF PROVISIONS.

Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

SECTION 10. CAPTIONS.

The captions in this Amendment are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

SECTION 11. AGREEMENTS TO REMAIN IN FULL FORCE AND EFFECT.

This Amendment shall be deemed to be an amendment to the Agreements. All references to the Agreements in any other agreement or document shall on and after the effective date of this Amendment be deemed to refer to the Agreements as amended hereby.

SECTION 12. NO PROCEEDINGS.

Each of the parties hereto hereby agrees that it will not institute against, or join any other Person in instituting against, any Purchaser any bankruptcy, reorganization, insolvency or similar proceeding until the date which is one year and one day since the last day on which any commercial paper notes issued by such Purchaser shall have matured.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be signed by their duly authorized officers as of the date first above written.

G-P RECEIVABLES, INC.

By:	/s/ Danny W. Huff
	Name:	Danny W. Huff
	Title:	Executive Vice President - Finance and Chief Financial Officer

GEORGIA-PACIFIC CORPORATION

By:	/s/ Danny W. Huff
	Name:	Danny W. Huff
	Title:	Executive Vice President - Finance and Chief Financial Officer

BLUE RIDGE ASSET FUNDING CORPORATION
By: WACHOVIA SECURITIES, INC., AS
ATTORNEY-IN-FACT

By:
Name:
Title:

CORPORATE RECEIVABLE CORPORATION
By: CITICORP NORTH AMERICA, INC., AS
ATTORNEY-IN-FACT

By:
Name:
Title:

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be signed by their duly authorized officers as of the date first above written.

G-P RECEIVABLES, INC.

By:
Name:
Title:

GEORGIA-PACIFIC CORPORATION

By:
Name:
Title:

BLUE RIDGE ASSET FUNDING CORPORATION
By: WACHOVIA SECURITIES, INC., AS ATTORNEY-IN-FACT

By:	/s/ DOUGLAS R. WILSON, SR
	Name:	DOUGLAS R.WILSON, SR.
	Title:	VICE PRESIDENT

CORPORATE RECEIVABLE CORPORATION
By: CITICORP NORTH AMERICA, INC., AS ATTORNEY-IN-FACT

By:
Name:
Title:

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be signed by their duly authorized officers as of the date first above written.

G-P RECEIVABLES, INC.

By:
Name:
Title:

GEORGIA-PACIFIC CORPORATION

By:
Name:
Title:

BLUE RIDGE ASSET FUNDING CORPORATION
By: WACHOVIA SECURITIES, INC., AS ATTORNEY-IN-FACT

By:
Name:
Title:

CORPORATE RECEIVABLE CORPORATION
By: CITICORP NORTH AMERICA, INC., AS ATTORNEY-IN-FACT

By:	/s/ DAVID J. DONOFRIO
	Name:	DAVID J. DONOFRIO
	Title:	Vice President

CORPORATE ASSET FUNDING COMPANY, INC.
By: CITICORP NORTH AMERICA, INC., AS ATTORNEY-IN-FACT

By:	/s/ DAVID J. DONOFRIO
	Name:	DAVID J. DONOFRIO
	Title:	Vice President

SPECIAL PURPOSE ACCOUNTS RECEIVABLE COOPERATIVE CORPORATION

By:	/s/ James W. Lees
	Name:	James W. Lees
	Title:	Vice President

GOTHAM FUNDING CORPORATION

By:
Name:
Title:

CANADIAN IMPERIAL BANK OF COMMERCE

By:	/s/ James W. Lees
	Name:	James W. Lees
	Title:	Authorized Signatory

By:	/s/ Stephen Adams
	Name:	Stephen Adams
	Title:	Authorized Signatory

CITIBANK, N.A.

By:
Name:
Title:

THE BANK OF TOKYO-MITSUBISHI, LTD. (NEW YORK BRANCH)

By:
Name:
Title:

SPECIAL PURPOSE ACCOUNTS RECEIVABLE COOPERATIVE CORPORATION

By:
Name:
Title:

GOTHAM FUNDING CORPORATION

By:	/s/ R. Douglas Donaldson
	Name:	R. Douglas Donaldson
	Title:	Treasurer

CANADIAN IMPERIAL BANK OF COMMERCE

By:
Name:
	Title:	Authorized Signatory

By:
Name:
	Title:	Authorized Signatory

CITIBANK, N.A.

By:
Name:
Title:

THE BANK OF TOKYO-MITSUBISHI, LTD. (NEW YORK BRANCH)

By:
Name:
Title:

SPECIAL PURPOSE ACCOUNTS RECEIVABLE COOPERATIVE CORPORATION

By:
Name:
Title:

GOTHAM FUNDING CORPORATION

By:
Name:
Title:

CANADIAN IMPERIAL BANK OF COMMERCE

By:
Name:
	Title:	Authorized Signatory

By:
Name:
	Title:	Authorized Signatory

CITIBANK, N.A.

By:	/s/ DAVID J. DONOFRIO
	Name:	DAVID J. DONOFRIO
	Title:	Vice President

THE BANK OF TOKYO-MITSUBISHI, LTD. (NEW YORK BRANCH)

By:
Name:
Title:

SPECIAL PURPOSE ACCOUNTS RECEIVABLE COOPERATIVE CORPORATION

By:
Name:
Title:

GOTHAM FUNDING CORPORATION

By:
Name:
Title:

CANADIAN IMPERIAL BANK OF COMMERCE

By:
Name:
	Title:	Authorized Signatory

By:
Name:
	Title:	Authorized Signatory

CITIBANK, N.A.

By:
Name:
Title:

THE BANK OF TOKYO-MITSUBISHI, LTD. (NEW YORK BRANCH)

By:	/s/ VINCENT DeLUCA
	Name:	VINCENT DeLUCA
	Title:	SENIOR VICE PRESIDENT

WACHOVIA BANK, NATIONAL ASSOCIATION

By:	/s/ EERO MAKI
Name: EERO MAKI
Title: VP

CITICORP NORTH AMERICA, INC., as Administrative Agent

By:
Name:
Title:

WACHOVIA BANK, NATIONAL ASSOCIATION

By:
Name:
Title:

CITICORP NORTH AMERICA, INC., as Administrative Agent

By:	/s/ DAVID J. DONOFRIO
Name: DAVID J. DONOFRIO
Title: Vice President